UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALPHATEC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 28, 2020

Dear Stockholder:

We cordially invite you to attend our 2020 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on Wednesday, June 17, 2020, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.

Details regarding the meeting, the business to be conducted at the meeting, and information about Alphatec Holdings, Inc. that you should consider when you vote your shares are described in this proxy statement.

We are asking stockholders of Alphatec Holdings, Inc.:

•	to elect eleven persons to our Board of Directors;
•	to ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
•	to approve the amendment to our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan; and
•	to approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On May 8, 2020, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2020 Annual Meeting of Stockholders and our 2019 Annual Report to Stockholders, which are located online at www.proxydocs.com/ATEC. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Alphatec Holdings, Inc.

Sincerely,

Patrick S. Miles
President, Chief Executive Officer and Chairman of the Board

Appendix A – Amendment to 2016 Equity Incentive Plan	A-1

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

April 28, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. Pacific Time

DATE: Wednesday, June 17, 2020

PLACE: Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Alphatec Holdings, Inc. (the “Annual Meeting”) will be held on Wednesday, June 17, 2020, for the following purposes:

1.	To elect eleven directors to serve until the 2021 Annual Meeting of Stockholders;
2.	To ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
3.	To approve the amendment to our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan;
4.	To approve, on an advisory basis, the compensation of our named executive officers; and
5.	To transact such other business as may be properly presented at the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our Board of Directors has fixed the close of business on April 20, 2020, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof. A total of 63,414,384 shares of our common stock were issued and outstanding as of the record date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of our stockholders entitled to vote at the Annual Meeting will be available for inspection at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008 for such purposes as are set forth in the General Corporation Law of the State of Delaware.

At least a majority of all issued and outstanding shares of common stock entitled to vote at a meeting is required to constitute a quorum for the conduct of business at the Annual Meeting. Accordingly, whether you plan to attend the Annual Meeting or not, we ask that you vote by following the instructions in the accompanying proxy statement and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick S. Miles

President, Chief Executive Officer and Chairman of the Board

ALPHATEC HOLDINGS, INC.

5818 El Camino Real

Carlsbad, CA 92008

(760) 431-9286

PROXY STATEMENT FOR THE ALPHATEC HOLDINGS, INC.

2020	ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders, contains information about the 2020 annual meeting of stockholders of Alphatec Holdings, Inc. (the “Annual Meeting”), including any adjournments or postponements thereof. We are holding the Annual Meeting at 10:00 a.m., Pacific Time, on Wednesday, June 17, 2020, at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008.

In this proxy statement, we refer to Alphatec Holdings, Inc. as the “Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors”) for use at the Annual Meeting.

On or about May 8, 2020, we will begin sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2020

This proxy statement, our Annual Report and the proxy card for the Annual Meeting are available for viewing, printing and downloading at www.proxydocs.com/ATEC. To view these materials, please have your 12-digit control number available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements, annual reports to stockholders and proxy cards by electronic delivery.

Additionally, you can find a copy of our Annual Report, which includes our financial statements, for the fiscal year ended December 31, 2019 on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “Financial Information” section of the “Investor Relations” section of our website at www.atecspine.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors is soliciting your proxy to vote at the Annual Meeting to be held at our corporate headquarters, located at 5818 El Camino Real, Carlsbad, CA 92008 on Wednesday, June 17, 2020 at 10:00 a.m., Pacific Time, and any adjournments or postponements of the meeting. The proxy statement along with the accompanying Notice of 2020 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know in order to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2020 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report for the fiscal year ended December 31, 2019 because you owned shares of our common stock on the record date. We intend to commence distribution of the Notice and, if applicable, the proxy materials to stockholders on or about May 8, 2020.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 20, 2020 are entitled to vote at the Annual Meeting. On the record date, there were 63,414,384 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare, Inc. (“Computershare”), or you have stock certificates registered in your name, you may vote:

•	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet at www.proxypush.com/atec or telephone.
•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the recommendation of our Board of Directors as noted below.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Tuesday, June 16, 2020.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the meeting, you should contact the broker or agent to obtain a legal proxy or broker’s proxy card and bring it with you to the Annual Meeting in order to vote. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of each of the nominees for director;
•	“FOR” the ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
•	“FOR” the approval of the amendment to our 2016 Equity Incentive Plan to increase the number of shares authorized for issuance under the plan; and
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available to our stockholders, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. Stockholders of record may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above;
•

by notifying us at 5818 El Camino Real, Carlsbad, CA 92008, Attention: Craig Hunsaker, Executive Vice President, People & Culture and General Counsel, in writing before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person and voting in person.

Beneficial owners of shares held in street name must follow the instructions provided by your bank, broker, trustee or other nominee if you wish to change your vote.

Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that the proxy be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee that holds your shares has the authority to vote your uninstructed shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2) if it does not receive instructions from you, as this is considered a routine matter on which the bank, broker or other nominee has discretionary authority to vote. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in respect of Proposals 1, 3 or 4. Thus, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the foregoing proposals. If you do not instruct your bank, broker or other nominee how to vote with respect to the foregoing proposals, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2020, the Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approval of Amendment to our 2016 Equity Incentive Plan

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to amend our 2016 Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting and we will publish preliminary results, or final results if then available, by filing a Current Report on Form 8-K within four business days after the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

If we Solicit Proxies, What are the Costs of Soliciting these Proxies?

If we solicit proxies, we will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. If we ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies, then we will reimburse them for their expenses. We have not engaged and do not currently intend to engage a proxy solicitor to assist us with the solicitation of proxies. If we later determine to engage a proxy solicitor, then we will pay the costs of the solicitor, including its fee and the reimbursement of its expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Pacific Time, on Wednesday, June 17, 2020 at our corporate headquarters, which are located at 5818 El Camino Real, Carlsbad, CA 92008. When you arrive at our headquarters, signs will direct you to the appropriate meeting room. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our Annual Report and proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-866-265-1875.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Alphatec Holdings, Inc. stockholder and together both of you would like to receive only a single notice of Internet availability of proxy materials or, if applicable, set of proxy materials, follow these instructions:

•

If your shares of our common stock are registered in your own name, please contact our transfer agent, Computershare, and inform them of your request by calling them at 1-866-265-1875 or writing them at PO BOX 505000 Louisville, KY 40233-5000.

If a broker or other nominee holds your shares of our common stock, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2020 for (a) each of our named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

The share amounts set forth in the column below entitled “Number of Shares of Common Stock Beneficially Owned” represent the number of shares of common stock beneficially owned by such holder as of April 23, 2020. Applicable percentage of ownership in the column below entitled “Percentage of Outstanding Common Stock” is based on 63,418,134 shares of common stock outstanding on April 23, 2020.

The holders of certain of our outstanding warrants are restricted from exercising such warrants to the extent such exercise would cause such holder, together with its affiliates and attribution parties, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding common stock following such exercise (subject to adjustment up to 9.99% upon the fulfillment of certain conditions), excluding for purposes of such determination shares of common stock issuable upon exercise of such warrants which have not been exercised. The disclosures contained in the table below and in the footnotes to the table below reflect these limitations.

Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, California 92008.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percentage of Outstanding Common Stock
Directors and Named Executive Officers
Evan Bakst	1,144,998	(2)	1.81%
Mortimer Berkowitz III	1,281,980	(3)	2.02%
Quentin Blackford	502,167	(4)	*
Jason Hochberg	43,012	(4)	*
Karen K. McGinnis	16,655	(5)	*
Patrick S. Miles	4,971,234	(6)	7.84%
David H. Mowry	74,435	(7)	*
Jeffrey P. Rydin	493,746	(8)	*
James L.L. Tullis	4,162,491	(9)	6.56%
Donald A. Williams	156,964	(10)	*
Ward W. Woods	2,234,293	(11)	3.52%
Jeffrey G. Black	489,067	(12)	*
David P. Sponsel	172,186	(13)	*
All current executive officers and directors as a group (18 persons)	17,874,293	(14)	28.18%

Five Percent Stockholders

L-5 Healthcare Partners, LLC	14,682,540	(15)	23.15%
c/o LS Power Development, LLC 1700 Broadway, 35th Floor
New York, NY 10019

Paul Segal	14,682,540	(15)	23.15%
c/o LS Power Development, LLC 1700 Broadway, 35th Floor
New York, NY 10019

*	Represents beneficial ownership of less than 1% of the outstanding shares of common stock.
(1)

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes sole or shared voting or investment power with respect to the securities. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants, preferred stock and restricted stock units held by that person or entity that are currently exercisable or convertible or that will become exercisable, convertible or will otherwise vest within 60 days of April 23, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person shown in the table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(2)	Includes 400,000 shares of common stock issuable upon the exercise of vested warrants. Also includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.
(3)

Includes 615,874 shares of common stock issuable upon the exercise of vested warrants, half of which are held by Mr. Berkowitz directly and half of which are held by Porcupine Investment Partners, LLC.

(4)	Includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.
(5)	Includes 16,655 restricted stock units that will vest within 60 days of April 23, 2020.
(6)

Includes 1,597,276 shares of common stock issuable upon the exercise of vested warrants.  Also includes 312,500 restricted stock units that will vest within 60 days of April 23, 2020, and 330,547 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2020.  Also includes 250,000 shares of common stock held by MOM, LLC as well as 250,000 shares of common stock issuable upon the exercise of vested warrants held by MOM, LLC.  Mr. Miles is the manager of MOM, LLC and therefore may be deemed to beneficially own such shares.

(7)

Includes 21,653 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2020.  Also includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.

(8)	Includes 100,000 shares of common stock issuable upon the exercise of vested warrants. Also includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.
(9)

Includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.  Also includes 36,675 shares of common stock issuable upon the exercise of vested warrants.  Also includes 1,743,803 shares of common stock and 881,946 shares of common stock issuable upon the exercise of vested warrants held by Tullis Dickerson Capital Focus III, LP and 1,128,828 shares of common stock and 640,651 shares of common stock issuable upon the exercise of vested warrants held by Tullis Growth Fund, L.P. Mr. Tullis controls the general partner of each of Tullis Dickerson Capital Focus III, LP and Tullis Growth Fund, L.P., and therefore may be deemed to beneficially own the shares held by Tullis Dickerson Capital Focus III, LP and Tullis Growth Fund, L.P.  Mr. Tullis disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

(10)

Includes 64,148 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2020.  Also includes 22,820 restricted stock units that will vest within 60 days of April 23, 2020.

(11)

Includes 18,086 restricted stock units that will vest within 60 days of April 23, 2020.  Also includes 1,134,921 shares of common stock and 1,039,683 shares of common stock issuable upon the exercise of vested warrants held by Woods 1994 Family Partnership, LP.  Mr. Woods is the president of North Hailey Corporation, the general partner and managing member of Woods 1994 Family Partnership, LP, and therefore may be deemed to beneficially own such shares.

(12)

Includes 38,493 shares of common stock issuable upon exercise of vested warrants and 265,683 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2020.  Also includes 68,750 restricted stock units that will vest within 60 days of April 23, 2020.

(13)

Includes 20,417 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 23, 2020.  Also includes 75,000 restricted stock units that will vest within 60 days of April 23, 2020.

(14)

Includes 5,715,685 shares of common stock issuable upon exercise of options or warrants that have vested or will vest within 60 days of April 23, 2020.  Also includes 782,451 restricted stock units that will vest within 60 days of April 23, 2020.

(15)

This information is based on a Schedule 13D/A filed with the SEC on March 13, 2019 jointly by L-5 Healthcare Partners, LLC and Paul Segal. Represents (i) 7,936,508 shares of common stock held by L-5 Healthcare Partners, LLC and (ii) 6,746,032 shares of common stock issuable upon exercise of the Private Placement Warrants held by L-5 Healthcare Partners, LLC.  Paul Segal is the manager of L-5 Healthcare Partners, LLC and accordingly may be deemed to beneficially own the shares held by L-5 Healthcare Partners, LLC.  Mr. Segal disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

MANAGEMENT

Board of Directors

Our Board of Directors consists of eleven directors: Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, Patrick S. Miles, David H. Mowry, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods. Set forth below are their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Each nominated director is elected to serve until our next annual meeting of stockholders or the sooner of his or her resignation or the date when his or her successor is duly appointed and qualified. Additionally, set forth below is information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director.

On March 6, 2018, Messrs. Hochberg and Bakst were appointed to the Board of Directors by L-5 Healthcare Partners, LLC (“L-5 Healthcare”) pursuant a right held by L-5 Healthcare to appoint up to two members of the Board of Directors so long as L-5 Healthcare and its affiliates beneficially own at least 12.5% of our common stock on a fully diluted basis. In compliance with Nasdaq Rule 5640, the number of directors L-5 Healthcare is entitled to appoint is to be reduced to one if the beneficial ownership of L-5 Healthcare and its affiliates falls below 12.5% but is at least 7.5%. Notwithstanding anything set forth above, L-5 Healthcare shall not have the right to appoint any directors directly unless it and its affiliates beneficially own at least 7.5% of our common stock on a fully diluted basis.

Name	Age
Evan Bakst (5)	53
Mortimer Berkowitz III, Lead Director (1)(5)	66
Quentin Blackford (2)(3)(4)(5)	41
Jason Hochberg (5)	48
Karen K. McGinnis (3)(4)(5)	53
Patrick S. Miles, President, Chief Executive Officer and Chairman of the Board	54
David H. Mowry (2)(4)(5)	57
Jeffrey P. Rydin	53
James L.L. Tullis (1)(5)	73
Donald A. Williams (2)(4)(5)	61
Ward W. Woods (3)(5)	77

(1)	Member of the Nominating and Corporate Governance Committee. Mr. Berkowitz is Chairman of the Committee.
(2)	Member of the Audit Committee. Mr. Williams is Chairman of the Committee.
(3)	Member of the Compensation Committee. Mr. Woods is the Chairman of the Committee.
(4)	Member of the Finance Committee. Mr. Blackford is the Chairman of the Committee.
(5)	Independent director under Nasdaq rules.

Evan Bakst has served as a Director since March 2018. Mr. Bakst is the Founder and Portfolio Manager of Treetop Capital since 2013, a fundamental, value-oriented investment firm focused primarily on small to midcap healthcare companies. Before launching Treetop, Mr. Bakst spent seven years (2005-2012) at Tremblant Capital, a long/short equity hedge fund, most recently as a Partner where he led the healthcare group. Prior to joining Tremblant, Mr. Bakst was a Principal at JPMorgan Partners, LLC (2000-2005), where he shared the day-to-day responsibility for managing the healthcare buyout practice. Previously, Mr. Bakst was a Managing Director at The Beacon Group, a private equity/M&A boutique and, prior to that, Mr. Bakst worked as a Consultant at Bain and Company, providing strategic and operational advice to a major healthcare company. Mr. Bakst is currently on the Board of Sonacare Medical, LLC, and was formerly on the Boards of Accordant Health Services, Cadent Holdings, Inc., FundsXpress Inc., Iasis Healthcare, MedQuest Associates, National Surgical Care, Quality Tubing Inc. and ValueOptions. Mr. Bakst earned a B.A. in Economics from the University of California, Berkeley, and an M.B.A. from the Harvard Business School.

The Board of Directors selected Mr. Bakst to serve on the Board of Directors because it believes his investment and financial expertise and experience in the healthcare industries contribute to the breadth of knowledge of the Board of Directors.

Mortimer Berkowitz III has served as Lead Director since October 2017 and as a Director since March 2005. Mr. Berkowitz served as the Chairman of the Board of Directors from April 2007 through July 2011 and again from December 2016 to October 2017. He is President and Chief Executive Officer of InnovaHealth Partners, LP, a private equity firm he founded in January 2017. Mr. Berkowitz also is a Managing Member of HGP, LLC - the general partner of HealthpointCapital Partners, LP, a private equity firm - and President, a member of the Board of Managers and a Managing Director of HealthpointCapital, LLC. He has held the position with HGP, LLC from its formation in August 2002, the positions of Managing Director and member of the Board of Managers of HealthpointCapital, LLC from its formation in July 2002 and the position of President of HealthpointCapital, LLC beginning February 2005. From 1990 to 2002, Mr. Berkowitz was Managing Director and co-founder of BPI Capital Partners, LLC, a private equity firm. Prior to 1990, Mr. Berkowitz spent 11 years in the investment banking industry with Goldman, Sachs & Co. (1979-1982), Lehman Brothers Incorporated (1982-1987) and Merrill Lynch & Co. (1987-1990). He has served as Chairman of the Board of Directors of Blue Belt Holdings, Inc., a surgical robotics company, since 2011, a director of BioHorizons, Inc., a dental implant company, since 2006, a director of OrthoSpace, a sports medicine company, since 2015, and a director of ProSomnus, Inc., a sleep technology company, since 2006, all of which are or were (prior to acquisition) HealthpointCapital portfolio companies. He has also served as chairman of Koelis, S.A., a prostate cancer diagnosis and treatment company since 2019 and as a director of Radiaction Medical, a radiation protection technology, since January 2020, both of which are InnovaHealth Partners portfolio companies.  He also serves on the Leadership Council of the Harvard School of Public Health. Mr. Berkowitz earned an M.B.A. degree from the Columbia Graduate School of Business and a B.A. degree from Harvard.

The Board of Directors selected Mr. Berkowitz to serve on the Board of Directors because it believes his investment and financial expertise and experience in the orthopedics and spine industries contribute to the breadth of knowledge of the Board of Directors.

Quentin Blackford has served as a Director since October 2017. He currently serves as the Chief Financial Officer and Chief Operating Officer of DexCom, Inc., a company focused on developing and marketing continuous glucose monitoring systems for ambulatory use by people with diabetes and by healthcare providers. Prior to joining DexCom, Inc. in August 2017, Mr. Blackford served since August 2016 as the Executive Vice President, Chief Financial Officer, Head of Strategy and Corporate Integrity of NuVasive, Inc., a medical device company focused on developing minimally disruptive surgical products and procedures for the spine. In this role, Mr. Blackford was responsible for leading NuVasive, Inc.’s Finance, Strategy and Corporate Development, Compliance and Regulatory functions. From August 2014 until August 2016, Mr. Blackford served as NuVasive, Inc.’s Executive Vice President and Chief Financial Officer. From July 2012 to August 2014, Mr. Blackford served as NuVasive, Inc.’s Executive Vice President of Finance and Investor Relations, and from January 2011 to June 2012, he served as NuVasive, Inc.’s Vice President, Finance. Mr. Blackford joined NuVasive, Inc. in 2009 as its Corporate Controller and was previously employed at Zimmer Holdings, Inc., including most recently as the Director of Finance and Controller for Zimmer’s Dental Division. He obtained his Certified Public Accounting license (currently inactive) following the achievement of dual B.S. degrees in Accounting and Business Administration, with an emphasis in Accounting, from Grace College.

The Board of Directors selected Mr. Blackford to serve on the Board of Directors because it believes that his knowledge and experience in the areas of finance, strategy and corporate development, along with his knowledge and experience in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Jason Hochberg has served as a Director since March 2018. Mr. Hochberg is a partner with L-5 Healthcare, and founded SJS Beacon in 2013, an investment company focused on real estate and private equity investments. From 1999 until 2013, Mr. Hochberg was employed at LS Power, an energy development and investment company, serving most recently as its Chief Operating Officer. During his tenure at LS Power, he also served as General Counsel of LS Power and as a principal in LS Power’s private equity group which managed over $3 billion in equity capital. He started his professional career at the law firm of Latham & Watkins in 1996 as an associate. Mr. Hochberg has a B.A. from SUNY Albany, a J.D., magna cum laude, from Yeshiva University, Benjamin Cardozo Law School and a M.B.A. in finance from NYU, the Stern School of Business.

The Board of Directors selected Mr. Hochberg to serve on the Board of Directors because it believes that his legal, operating, investment and financial expertise contribute to the breadth of knowledge of the Board of Directors

Karen K. McGinnis has served as a member of the Board of Directors since June 2019. Ms. McGinnis has over 20 years of experience in executive operational and finance roles at international public and private companies. She currently serves as the Chief Accounting Officer of Illumina, Inc., a leader in sequencing- and array-based solutions for genetic and genomic analysis. Prior to joining Illumina in November 2017, Ms. McGinnis served from February 2016 to April 2017 as Director, President and Chief Executive Officer of Mad Catz Interactive, Inc. a global provider of innovative interactive entertainment products. From June 2013 through February 2016, Ms. McGinnis served as Mad Catz’ Chief Financial Officer. Prior to joining Mad Catz, Ms. McGinnis served from November 2009 through May 2013 as Chief Accounting Officer of Cymer, Inc., the world’s leading supplier of light sources used in the photolithography process for semiconductor or chip manufacturing until its acquisition in 2013. Ms. McGinnis also served as Chief Accounting Officer for Insight Enterprises, Inc., from September 2006 until March 2009, its Senior Vice President of Finance from 2001 through September 2006 and its Vice President of Finance from 2000 through 2001. She also served as Chief Financial Officer and Treasurer of Horizon from 1997 through 2000 and worked for the assurance practice of KPMG LLP from 1989 through 1997, most recently as a Senior Manager. Ms. McGinnis is a Certified Public Accountant and earned her B.S. Degree in Accounting from the University of Oklahoma.

The Board of Directors selected Ms. McGinnis to serve on the Board of Directors because it believes that her knowledge and experience in the public accounting industry as well as her operating, investment and financial expertise contribute to the breadth of knowledge of the Board of Directors.

Patrick S. Miles has served as the Chairman and Chief Executive Officer since March 2018. He served as the Executive Chairman from October 2017 to March 2018. Mr. Miles has over 20 years of experience in the orthopedic industry and most recently served, from September 2016 to September 2017, as the Vice Chairman of NuVasive, Inc. where he was responsible for enhancing that company’s strategic plans for the future of spine surgery and supporting technology development. Mr. Miles also served as a member of NuVasive, Inc.’s Board of Directors from August 2015 until his resignation in September 2017. From February 2015 to August 2016, Mr. Miles served as NuVasive Inc.’s President and Chief Operating Officer. He previously served as NuVasive Inc.’s President of Global Products and Services from October 2011 to January 2015, President of the Americas from January 2010 to September 2011, Executive Vice President of Product Marketing and Development from January 2007 to December 2009, Senior Vice President of Marketing from December 2004 to January 2007, and as its Vice President, Marketing from January 2001 to December 2004. Prior to those positions, he served as Director of Marketing for ORATEC Interventions, Inc., a medical device company, and as a Director of Marketing for Minimally Invasive Systems and Cervical Spine Systems for Medtronic Sofamor Danek, and held several positions with Smith & Nephew. Mr. Miles received a B.S. in Finance from Mercer University.

The Board of Directors selected Mr. Miles to serve on the Board of Directors because it believes that he possesses specific attributes, perspective and experience gained as an executive and director of both private and publicly-traded medical device companies, as well as the perspective and experience he brings as Chairman and Chief Executive Officer of the Company, that qualify him to serve as the Chairman of the Board of Directors.

David H. Mowry has served as a Director since February 2017. He currently serves as the Chief Executive Officer of Cutera, Inc., a leading provider of energy-based aesthetic systems for physicians and other qualified practitioners worldwide.  Prior to joining Cutera in July 2019, Mr. Mowry served, since May 2016, as President and Chief Executive Officer, as well as a member of the Board of Directors, of Vyaire Medical, a global leader in the respiratory diagnostics, ventilation, and anesthesia delivery and patient monitoring market segments.  Prior to his assignment at Vyaire, Mr. Mowry served from October 2015 to May 2016 as Executive Vice President and Chief Operating Officer and member of the Board of Directors of Wright Medical Group N.V., a global medical device company focused on extremities and biologics products, and during this time period he was also a member of the Board of Directors of EndoChoice Holdings, Inc., a company focused on the manufacturing and commercialization of platform technologies relating to the treatment of gastrointestinal conditions. Prior to Mr. Mowry’s assignment at Wright Medical Group, he served as President and Chief Executive Officer and member of the Board of Directors of Tornier N.V. from February 2013 until October 2015, at which time Tornier and Wright Medical Group merged, and prior to that, as Chief Operating Officer of Tornier from 2011 to 2013. Within the spine industry, Mr. Mowry served as Vice President of Operations and Logistics at Zimmer Spine from February 2002 until October 2006.  Mr. Mowry has held executive leadership positions over his 30-year medical device career at Covidien plc, ev3, Inc. and Zimmer.  Mr. Mowry received a B.S. degree in Engineering from the United States Military Academy at West Point.

The Board of Directors selected Mr. Mowry to serve on the Board of Directors because it believes his knowledge and expertise in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Jeffrey P. Rydin has served as a Director since June 2017. Prior to joining the Board of Directors, Mr. Rydin served as a Special Advisor to the Board of Directors from September 2016 to June 2017. Mr. Rydin has spent nearly 30 years in the medical device and healthcare industries. Prior to joining Alphatec as Special Advisor to the Board of Directors, Mr. Rydin served as Chief Sales Officer of Ellipse Technologies, Inc., a medical technology company, from September 2015 until its purchase by NuVasive, Inc. in February 2016. Before joining Ellipse, Mr. Rydin served as President of Global Sales at NuVasive, Inc. (October 2011 to March 2013), where he was responsible for NuVasive, Inc.’s worldwide sales efforts, including the oversight of strategic sales development, sales administration, Area Vice Presidents and sales training. Prior to his position of President of Global Sales, he served as Executive Vice President of Sales-Americas and Senior Vice President, U.S. Sales since joining NuVasive, Inc. in December 2005. Prior to joining NuVasive, Mr. Rydin served as Area Vice President, Sales (US Southeast region) at DePuy Spine, Inc. from January 2003 to December 2005. Mr. Rydin also served as Vice President of Sales at Orquest, Inc. from December 2001 to January 2003, Director of Sales at Symphonix Devices, Inc. from April 2000 to December 2001 and Director of Sales at General Surgical Innovations, Inc. from October 1996 to March 2000. Mr. Rydin also has served in various executive and leadership sales roles at General Surgical Innovations, Baxter Healthcare, US Surgical Corporation and Xerox. He currently serves as director of DuraStat, LLC, which has created a unique device for dural repair. Mr. Rydin received a B.A. degree in Social Ecology from the University of California, Irvine.

The Board of Directors selected Mr. Rydin to serve on the Board of Directors because it believes his experience and expertise in the medical device and spine industries contribute to the breadth of knowledge of the Board of Directors.

James L.L. Tullis has served as a Director since March 2018. With a career of over 40 years in healthcare investing, he served until January 2019 as both the Chairman and Chief Executive Officer at Tullis Health Investors (aka Tullis-Dickerson & Co., Inc.), a position he held since 1990 – he continues to serve as its Chairman. Prior to founding Tullis Health Investors, Mr. Tullis was senior vice president of E.F. Hutton & Co. from 1983 to 1986 and a principal at Morgan Stanley & Co. where he worked from 1974 to 1983 and led healthcare investment research and, later, healthcare investment banking. During his tenure at Morgan Stanley, he received recognition 14 times on the Institutional Investor All-Star list of Wall Street’s top securities analysts and was twice named #1 Drug Analyst and was a featured guest on the Wall Street Week television program. He also serves as Chairman of the Board of the Lord Abbett family of mutual funds; and is Chairman of the Board of Crane Co. (NYSE: CR) and is a director of Exagen, Inc. (XGN). He is a director of electroCore (NASDAQ: ECOR) from which he will retire in June, 2020.  Mr. Tullis earned an M.B.A. from Harvard Business School and B.A. from Stanford University.

The Board of Directors selected Mr. Tullis to serve on the Board of Directors because it believes his experience and expertise as a director on other Boards and in the health-care industries contribute to the breadth of knowledge of the Board of Directors.

Donald A. Williams has served as a Director since April 2015. Mr. Williams is a 36-year veteran of the public accounting industry, having spent 18 years as a Partner with Ernst & Young LLP and seven years as a partner with Grant Thornton LLP. Mr. Williams’ career focused on private and public companies in the life sciences and technology industry sectors. During his time at Grant Thornton from 2007 to 2014, he served as the national leader of Grant Thornton’s life sciences practice and the managing partner of the San Diego Office. He was the lead partner for both Ernst & Young and Grant Thornton on multiple initial public offerings, secondary offerings, private and public debt financings, as well as numerous mergers and acquisitions. From 2001 to 2014, Mr. Williams served on the Board of Directors and is past President and Chairman of the San Diego Venture Group. Mr. Williams also serves as a director of Akari Therapeutics Plc, a clinical stage biopharmaceutical company, ImpediMed Ltd, a company that develops bioimpedance devices and Leading Biosciences, a clinical stage bio pharmaceutical company. Mr. Williams earned a B.S. degree from Southern Illinois University.

The Board of Directors selected Mr. Williams to serve on the Board of Directors because it believes that his knowledge and experience as a partner in the public accounting industry and his knowledge in the medical device industry contribute to the breadth of knowledge of the Board of Directors.

Ward W. Woods has served as a Director since October 2017. He currently serves as Chairman of the Advisory Board of the Stanford Woods Institute and has been a director of such board since 2005, as Chair Emeritus and trustee of the Wildlife Conservation Society and has been a member of such society since 2000, and as a trustee of the David & Lucille Packard Foundation and has been a member of such foundation since 2009. He is also a member of the Council on Foreign Relations. He is former President and Chief Executive Officer of Bessemer Securities Corporation and Founding Partner of Bessemer Holdings, L.P. (1989-2003), a private equity firm. From 1978 to 1989, Mr. Woods was a senior partner and member of the Management Committee of Lazard Freres & Company. Prior to joining Lazard, Mr. Woods was a Managing Director and a Partner of Lehman Brothers and was co-head of the Corporate Finance Department. He joined Lehman Brothers in 1967 and was elected partner in 1973. Upon graduation from Stanford University in 1964, Mr. Woods joined the Fay Improvement Company, an engineering construction and real estate firm in San Francisco and in 1966 became its general manager, acting in that capacity until the company was sold in 1967. He is a former Trustee of Stanford University, former Chairman of The Stanford Management Company and a former trustee of the National Fish and Wildlife Foundation. Mr. Woods has also served as former Governor and Treasurer of The Nature Conservancy, Vice-Chair and trustee of The Asia Society and a trustee of The Boys Club of New York.

The Board of Directors selected Mr. Woods to serve on the Board of Directors because it believes that his knowledge and experience in the areas of financial management and services, strategy and growth and special situation opportunities contribute to the breadth of knowledge of the Board of Directors.

Executive Officers

Set forth below is certain information regarding our executive officers who are not also directors. We have entered into employment agreements with all of our executive officers. All executive officers are at-will employees, subject to the termination provisions of their respective employment agreements.

Name	Age	Position
Jeffrey G. Black	51	Executive Vice President and Chief Financial Officer
Eric Dasso	47	Executive Vice President, Adjunctive Technologies
Kelli M. Howell	46	Executive Vice President, Clinical Strategies
Craig E. Hunsaker	56	Executive Vice President, People & Culture and General Counsel
Mark Ojeda	50	Executive Vice President, Cervical & Biologics
Brian R. Snider	42	Executive Vice President, Marketing and Development
David P. Sponsel	41	Executive Vice President, Sales

Jeffrey G. Black has served as Executive Vice President and Chief Financial Officer since March 2017. Prior to joining us, from September 2015 until March 2017, Mr. Black was Chief Financial Officer of Applied Proteomics, Inc., a privately-held, non-invasive, proteomics-based diagnostics company. From April 2014 until September 2015, Mr. Black was Chief Financial Officer of AltheaDx, Inc., a privately-held pharmacogenetics diagnostics company. Before joining AltheaDx, Mr. Black was employed by Verenium Corporation (formerly Diversa Corporation), a clean technology company, where he served as Chief Accounting Officer from April 2005 until February 2011 and Chief Financial Officer from February 2011 through December 2013. He also served as Executive Director of Accounting and Corporate Controller of Ionis Pharmaceuticals (formerly ISIS Pharmaceuticals), a drug discovery company, as well as in finance and controller roles at Lightspan, Inc., TriTeal Corporation and Chiron Mimotopes Peptide Systems, LLC. He is a Certified Public Accountant (inactive), and is a member of the Board of Directors of Cellana, Inc., a San Diego-based algae bioproducts company. Mr. Black received a B.S. degree in Business from the University of Arizona.

Eric Dasso has served as Executive Vice President, Adjunctive Technologies since August 2019.  Prior to joining the Company, Mr. Dasso held various marketing leadership and global product management roles within NuVasive, Inc. from 2001 to 2018.  He most recently served as NuVasive’s Vice President, Global Implant Systems (February 2015 to June 2018), which included overall responsibility for that company’s product development, commercialization and marketing functions of its $750 million global implant franchise.  Prior to leading Global Implant Systems, Mr. Dasso oversaw the marketing and development of NuVasive’s thoracolumbar portfolio in various roles of increasing responsibility from February 2005 to February 2015, including as Project Manager, Thoracolumbar Fixation (February 2005 to July 2007), Senior Project Manager, Thoracolumbar Fixation (July 2007 to September 2008), Director, Marketing, Thoracolumbar Fixation (September 2008 to June 2010), Senior Director,

Thoracolumbar (June 2010 to January 2014) and as Vice President, Thoracolumbar Posterior (January 2014 to February 2015).  Prior to NuVasive, Mr. Dasso held various positions at Johnson & Johnson and Acxiom Inc.  Mr. Dasso received a B.S. degree in Business Administration from California Polytechnic State University—San Luis Obispo.

Kelli M. Howell has served as Executive Vice President, Clinical Strategies since March 2018. For the 18 years prior to joining us, she held various management positions at NuVasive, Inc., including Vice President, Research & Health Informatics from January 2017 to March 2018, Vice President, Research & Education from February 2015 to January 2017, and Vice President, Research from April 2012 to February 2015. Prior to NuVasive, Ms. Howell was involved in research at Orthopedic Biomechanics Laboratory (OBL), Beth Israel Deaconess Medical Center in Boston. Ms. Howell received a M.S. degree in Biomedical Engineering from Boston University and a B.A. degree in Engineering Sciences from Dartmouth College.

Craig E. Hunsaker has served as Executive Vice President, People & Culture since September 2016, and General Counsel since March 2017. Prior to joining us, from April 2014 until September 2016, Mr. Hunsaker was a consultant in the areas of human resources and employment law including, from April 2014 to September 2014, Senior Advisor, Human Resources, for General Atomics, a San Diego-based defense contractor. Prior to that, from August 2009 until March 2014, he served as Senior Vice President, Global Human Resources and Vice President, Legal Affairs at NuVasive, Inc. Before joining NuVasive, Inc., Mr. Hunsaker was a practicing lawyer, specializing in trade secret protection and employment law. He was a partner in, and Managing Member of, the San Diego offices of law firms Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., and Fish & Richardson, P.C., and an associate in the San Diego offices of law firms Brobeck, Phleger & Harrison, LLP and Cooley LLP, and the Los Angeles office of Morgan, Lewis and Bockius, LLP. He received his Juris Doctorate from Columbia University School of Law, and a B.S. degree in Finance and International Business from Brigham Young University. He is admitted to practice law in all state and federal courts in the State of California.

Mark Ojeda, has served as Executive Vice President, Cervical & Biologics since September 2018. For the 12 years preceding, Mr. Ojeda held various management positions at NuVasive, Inc., including Vice President, Cervicothoracic Systems from 2017 to 2018, Vice President, Global Integrated Products and Services from 2015 to 2017, Vice President, Cervical and Biologics from 2012 to 2015, Vice President, Cervical, Marketing & Development from 2010 to 2012, and Director/Senior Director, Cervical Marketing from 2006 to 2010. Prior to joining NuVasive, Inc., Mr. Ojeda worked for 2 years as Director of Marketing at Hip Systems, and prior to this worked for five years as Director of Cervical Marketing at Medtronic. Mr. Ojeda received an M.B.A. degree from Christian Brothers University and a B.S. degree in Packaging Engineering from Michigan State University.

Brian R. Snider has served as Executive Vice President, Marketing and Development since March 2017. Prior to joining us, from February 2008 until March 2017, Mr. Snider held various marketing leadership and global product management roles within NuVasive, Inc. Most recently, from September 2014 to March 2017, he served as Sr. Director and Business Lead of Thoracolumbar Anterior, which included overall responsibility for the anterior spinal column business, including XLIF®, NuVasive, Inc.’s lateral surgery procedure. From June 2006 to February 2008, Mr. Snider held marketing leadership roles with Alveolus, Inc., a device company focused on interventional stent technologies. He also worked, from June 2001 to June 2006, at KPMG Consulting, in various business units, including Life Sciences. Mr. Snider received an M.B.A. degree from the Fuqua School of Business at Duke University and a B.A. degree in Marketing and Information Systems from George Washington University.

David P. Sponsel has served as Executive Vice President, Sales since April 2019, having previously held the position of Area Vice President, Sales, South since May 2018. Prior to joining us in 2018, Mr. Sponsel held the position of General Manager, Spine Division for Medacta, USA, where he was responsible for sales, marketing, product management and product development. Prior to that, he had an exceedingly successful 11-year experience in sales and sales leadership with Stryker Spine, where he was recognized as Sales Director of the Year in 2014. Mr. Sponsel received a B.S. from Indiana State University in Business Management.

Family Relationships

None of the directors or executive officers is related to any other director or executive officer of the Company by blood, marriage or adoption.

CORPORATE GOVERNANCE MATTERS

Board of Directors Independence

The Board of Directors has determined that the following directors are independent directors within the meaning of the applicable Nasdaq listing requirements: Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, David H. Mowry, James L.L. Tullis, Donald A. Williams and Ward W. Woods.

Board of Directors Leadership Structure

The Board of Directors has no written policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. Our bylaws and corporate governance guidelines provide the Board of Directors with the flexibility to change the structure of the Chairman and Chief Executive Officer positions as and when appropriate. Our Board of Directors makes determinations about leadership structure based on what it believes is best for the Company given specific circumstances. This flexibility allows the Board of Directors to review the structure of the Board of Directors periodically and determine whether to separate the two roles of Chairman and Chief Executive Officer based upon the Company’s needs and circumstances from time to time. The Board of Directors’ decision to combine such roles by appointing Mr. Miles as Chief Executive Officer and Chairman is based on Mr. Miles’ experience successfully serving as both an executive and a director of both private and publicly-traded medical device companies and on what the Board of Directors believes is best for the Company.

Under our current governance guidelines, if the director holding the Chairman position is not independent, a Lead Director may be appointed by the independent directors. The Lead Director, among other things, works with the Chairman to set and approve agendas and schedules for meetings of the Board of Directors, serves as a liaison between the Chairman and the independent directors, presides at any meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors and monitors conflicts of interests of all directors. Our governance guidelines provide that independent directors will meet in executive session without management present at the time of each regular Board of Directors meeting and additionally as deemed appropriate or necessary. The Board of Directors believes that this leadership structure helps provide a well-functioning and effective balance between strong company leadership, an independent Lead Director and oversight by active, independent directors. The Board of Directors believes that given the Company’s corporate governance structures and processes, a combined Chairman and Chief Executive Officer position in conjunction with an independent Lead Director provides effective oversight of management by the Board of Directors and results in a high level of management accountability to stockholders. The Board of Directors believes the current leadership structure is appropriate for the company and promotes the development of long-term strategic plans and facilitates the implementation of such plans.

We believe that we have a strong governance structure in place, including independent directors, to help ensure the powers and duties of each of the Chairman, Chief Executive Officer and Lead Director roles are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet as an independent group, with Mr. Berkowitz serving as the Lead Director.

Mr. Miles has served as Chairman of the Board of Directors and Chief Executive Officer since March 2018, prior to which he served as the Executive Chairman since October 2017. When Mr. Miles was appointed as the Executive Chairman, in accordance with our governance guidelines, the Board of Directors appointed Mr. Berkowitz as the Lead Director, which position he presently holds. The Chairman of the Board of Directors, with the aid of the Lead Director, provides leadership to the Board of Directors and works with the Board of Directors to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board of Directors approves the meeting agendas after input from management, facilitates communication among members of the Board of Directors and presides at meetings of our Board of Directors and stockholders.

The Chairman of the Board of Directors, the Chairman of the Audit Committee, the Chairman of the Nominating and Corporate Governance Committee, the Chairman of the Compensation Committee and the other members of the Board of Directors work in concert to provide oversight of our management and affairs. The leadership of Mr. Miles fosters a collaborative culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board of Directors encourages communication among its members and between management and the Board of Directors to facilitate productive working relationships. Working with the Lead Director and other members of the Board of Directors, Mr. Miles also strives to ensure that there is an appropriate balance and focus among key Board of Directors responsibilities such as strategic development, review of operations and risk oversight.

The Board of Directors’ Role in Risk Oversight

The Board of Directors plays an important role in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. In particular, the Board of Directors administers its risk oversight function through: (1) the review and discussion of regular reports to the Board of Directors from its committees and our management team on topics relating to the risks that we face; (2) the required approval by the Board of Directors (or a committee of the Board of Directors) of significant transactions and other decisions; (3) the direct oversight of specific areas of our business by the Audit Committee, the Finance Committee, the Nominating and Corporate Governance Committee and Compensation Committee; and (4) regular reports from our auditors and outside advisors regarding various areas of potential risk, including, among others, those relating to our internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting us to the Board of Directors’ attention.

Pursuant to the Audit Committee’s charter, the Audit Committee is responsible for discussing the guidelines and policies that govern the process by which our exposure to risk is assessed and managed by management. As part of this process, the Audit Committee discusses our major financial risk exposures and steps that management has taken to monitor and control such exposure. In addition, we, under the supervision of the Audit Committee, have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter in order to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

Because of the role of the Board of Directors in risk oversight, the Board of Directors believes that any leadership structure that it adopts must allow it to effectively oversee the management of the risks relating to our operations. The Board of Directors recognizes that there are multiple leadership structures that could allow it to effectively oversee the management of the risks relating to our operations. The Board of Directors believes its current leadership structure enables it to effectively provide oversight with respect to such risks.

Committees of the Board of Directors and Meetings

Our Board of Directors currently has a standing Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee as well as a special purpose Finance Committee. Only independent directors serve on the committees. The table below indicates the members of each board committee:

Director	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee	Finance Committee

Mortimer Berkowitz III, Lead Director		Chair

Quentin Blackford	✓		✓	Chair

Karen K. McGinnis			✓	✓
David H. Mowry	✓			✓

James L.L. Tullis		✓

Donald A. Williams	Chair			✓

Ward W. Woods			Chair

Meeting Attendance. During the 2019 fiscal year, there were seven meetings of our entire Board of Directors. In addition, the Audit Committee met six times, the Nominating and Corporate Governance Committee met once, the Compensation Committee met four times and the Finance Committee met thirteen times. During 2019, no director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors on which he or she served that were held during the periods in which such director served. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders. Seven directors attended our Annual Meeting of Stockholders held in 2019.

Audit Committee. This committee currently has three members: Donald A. Williams (Chairman), Quentin Blackford and David H. Mowry. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm, review annual and quarterly financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits.

All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and Nasdaq, as such standards apply specifically to members of audit committees. The Board of Directors has designated Messrs. Blackford and Williams as “audit committee financial experts,” as the SEC has defined that term in Item 407 of Regulation S-K.

A copy of the Audit Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.” Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Nominating and Corporate Governance Committee. This committee currently has two members: Mortimer Berkowitz III (Chairman) and James L.L. Tullis. Our Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the committee’s written charter and include, among other things: (i) evaluating and making recommendations to the full Board of Directors as to the size and composition of the Board of Directors and its committees and (ii) evaluating and making recommendations to the full Board of Directors as to potential director candidates.

With respect to nominations for persons to be elected to our Board of Directors, the committee may consider Board of Directors candidates recommended by our stockholders as well as from other appropriate sources, such as other directors or officers, or third-party search firms. For all potential candidates, the committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of our stockholders. Although the Board of Directors has no formal policy regarding diversity, the committee seeks a broad range of perspectives and considers both the personal characteristics (such as gender, ethnicity, and age) and experience (such as industry, professional, and public service) of directors and prospective nominees to the Board of Directors. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2021 Annual Meeting of Stockholders, it must comply with the procedures set forth in our Bylaws and described under “Stockholder Proposals and Nominations for Directors,” including giving timely notice of the nomination in writing to our Corporate Secretary not less than 45 nor more than 75 days prior to the date that is one year from the date on which we first mail our proxy statement relating to our 2020 Annual Meeting of Stockholders. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Corporate Governance Committee, it must make such proposal for such candidate in writing, addressed to the Nominating and Corporate Governance Committee in care of our Corporate Secretary, 5818 El Camino Real, Carlsbad, CA 92008. Submissions must be made by mail, courier or personal delivery and must contain the information set forth in our Nominating and Corporate Governance Committee’s written charter. All members of the Nominating and Corporate Governance Committee qualify as independent directors under the standards promulgated by Nasdaq.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Compensation Committee. This committee currently has three members: Ward W. Woods (Chairman), Quentin Blackford and Karen K. McGinnis. Our Compensation Committee’s role and responsibilities are set forth in the committee’s written charter and include, among other things, reviewing, approving, and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision-making process with respect to that determination without the presence of the Chief Executive Officer. This committee also administers our equity compensation plans.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Finance Committee. This committee currently has four members: Quentin Blackford (Chairman), Karen K. McGinnis, David H. Mowry and Donald A. Williams. The Finance Committee’s role and responsibilities consist of reviewing, considering, evaluating and approving or making recommendations to the Board of Directors with respect to possible strategic transactions, including, without limitation, debt and equity financing transactions, including with respect to the Company’s outstanding credit facilities and any other debt restructuring activities.

A copy of the Finance Committee’s written charter is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Stockholder Communications to the Board of Directors

Stockholders may communicate with the Board of Directors by sending a letter to the following address: Attn: Security Holder Communication, Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the Board of Directors, or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business or is similarly inappropriate. The Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Communications should not exceed 500 words in length and must be accompanied by the following information:

•	A statement of the type and amount of the securities of the Company that the person holds;
•	Any special interest, meaning an interest not in the capacity as a security holder of the Company, that the person has in the subject matter of the communication; and
•	The address, telephone number and e-mail address, if any, of the person submitting the communication.

A copy of the Policy on Security Holder Communications with Directors is publicly available on our website at www.atecspine.com under “Investor Relations-Corporate Governance.”

Compensation Practices and Policies Relating to Risk Management

We believe that we do not utilize compensation policies or practices that create risks that are reasonably likely to have a material adverse effect on us. We use common variable compensation designs across all of our business units and divisions, with a significant focus on corporate and business financial performance.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation paid or accrued during the fiscal years ended December 31, 2019 and 2018, for services rendered to us by our Chief Executive Officer, and two other most highly compensated executive officers in 2019: our President and Chief Executive Officer; Executive Vice President and Chief Financial Officer; and Executive Vice President, Sales. We refer to these executive officers as our “Named Executive Officers” elsewhere in this report.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan ($)(2)	All Other Compensation ($)(3)	Total ($)
Patrick S. Miles (4)	2019	550,000	—	6,728,022	—	650,000	32,083	7,960,105
President, Chairman and Chief Executive Officer	2018	550,000	—	1,246,640	1,349,641	—	29,972	3,176,253

Jeffrey G. Black	2019	350,000	—	1,289,183	—	275,000	27,756	1,941,939
Executive Vice President, Chief Financial Officer	2018	350,000	—	274,490	277,800	—	24,635	926,925

David P. Sponsel (5)	2019	321,154	—	1,289,183	—	280,000	167,024	2,057,361
Executive Vice President, Sales

(1)

In accordance with SEC rules, this column represents the aggregate grant date fair value of these awards granted during 2019 and 2018 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions and methodologies used in the calculation of these amounts are included in the notes to our audited financial statements for the fiscal years ended December 31, 2019, included in our Annual Report on Form 10-K filed with the SEC on March 17, 2020, and for the fiscal years ended December 31, 2018, included in our Annual Report on Form 10-K filed with the SEC on March 24, 2019. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock awards, the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock awards or stock options.

(2)	Non-Equity Incentive Plan Compensation includes bonus amounts earned as of December 31, 2019, but paid in 2020 or earning as of December 31, 2018, but paid in 2019.
(3)

All Other Compensation for 2019 includes health and health related benefits, disability insurance premiums and matching contributions under our 401(k) plan paid by the Company. The amount for Mr. Sponsel includes $139,103 of moving and relocation expenses.

(4)	Mr. Miles was appointed our Chief Executive Officer on March 6, 2018.
(5)

Mr. Sponsel was appointed Executive Vice President, Sales on April 1, 2019. Mr. Sponsel joined the Company as Area Vice President, Sales, South on March 29, 2018. Information for 2018 is not included as Mr. Sponsel was not a Named Executive Officer in that year.

Narrative Disclosure to Summary Compensation Table

Employment and Separation Agreements

Patrick S. Miles

In connection with his appointment, we entered into an employment letter agreement with Mr. Miles, effective as of October 2, 2017, setting forth Mr. Miles’ initial compensation and certain other terms. Mr. Miles’ employment is at-will. Pursuant to his employment letter agreement, Mr. Miles will be paid an annual base salary of $550,000 and he will be eligible to receive an annual target cash bonus equal to 110% (prorated to 50% for fiscal 2017) of his annual base salary upon the Company’s and his achievement of goals to be established by the Board of Directors each fiscal year. Mr. Miles is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses he incurs in connection with his service to the Company.

Pursuant to the employment letter agreement, in connection with the commencement of his employment on October 2, 2017, Mr. Miles will receive restricted stock units (“RSUs”) covering 1,000,000 shares of the Company’s common stock under the Company’s 2016 Employment Inducement Award Plan, as amended (the “Inducement Plan”), for which the Board approved an amendment in order to increase the shares reserved thereunder by 1,000,000 shares to 2,550,000 shares, effective October 2, 2017. Such awards were granted to Mr. Miles as a material inducement to his entering into employment with the Company, pursuant to Nasdaq rules. The RSUs will vest in equal installments on each of the first three anniversaries of Mr. Miles’ first date of employment, subject to Mr. Miles’ continued service with the Company through the applicable vesting date. In addition, the RSUs will fully vest upon a change in control (as defined in the Inducement Plan) of the Company.

We and Mr. Miles also entered into a severance agreement and a change in control agreement, each effective October 2, 2017. The severance agreement provides that in the event Mr. Miles’ employment is terminated without cause, he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company and certain other conditions: (a) the payment of cash severance in a lump sum equal to one and one half times the sum of (x) his regular annual base salary and (y) his annual target bonus in effect in the calendar year in which the termination of employment occurs; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Miles at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Under the change in control agreement, in the event Mr. Miles’ employment is terminated without cause or for good reason (as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) the payment of cash severance in a lump sum equal to the sum of (x) two times his annual compensation; (y) the product of (i) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Miles in the three calendar year period prior to the calendar year in which the termination date occurs; and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Miles of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (3) all of his outstanding equity awards will become fully vested to the extent that such vesting is based on service with the Company.

Jeffrey G. Black

In connection with his appointment, we entered into an employment letter agreement with Mr. Black, effective as of March 6, 2017, setting forth Mr. Black’s initial compensation and certain other terms. Mr. Black’s employment is at-will. Pursuant to his employment letter agreement, Mr. Black will be paid an annual base salary of $350,000 and he will be eligible to receive an annual target cash bonus equal to 70% of his annual base salary upon the Company’s and his achievement of goals to be established by the Board of Directors each fiscal year. Mr. Black is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses he incurs in connection with his service to the Company.

Pursuant to the employment letter agreement, in connection with the commencement of his employment on March 6, 2017 and pursuant to the terms and conditions of the Company’s 2016 Equity Incentive Plan, as amended, Mr. Black will receive RSUs covering 75,000 shares of the Company’s common stock and a one-time sign-on award of 75,000 stock options (“Options”), with an exercise price per share equaling the price of a share of the Company stock after market close on the date of the grant, which price was $4.10 per share. The RSUs will vest in equal installments on each of the first four anniversaries of the grant date, subject to Mr. Black’s continued service with the Company through the applicable vesting date. The Options vest over four years with 25% vesting on the anniversary of the grant date and the remaining 75% vesting in 36 installments every month for the three years thereafter.  In addition, the RSUs and the Options will fully vest upon a change in control (as defined in the Incentive Plan) of the Company.

We and Mr. Black also entered into a severance agreement and a change in control agreement, each effective March 6, 2017. The severance agreement provides that in the event Mr. Black’s employment is terminated without cause, he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company and certain other conditions: (a) the payment of cash severance in a lump sum equal to one times the amount of his regular annual base salary; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Black at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Under the change in control agreement, in the event Mr. Black’s employment is terminated without cause or for good reason (as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) the payment of cash severance in a lump sum equal to the sum of (x) one times his annual compensation; (y) the product of (i) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Black in the three calendar year period prior to the calendar year in which the termination date occurs; and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Black of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) all of his outstanding equity awards will become fully vested to the extent that such vesting is based on service with the Company.

David P. Sponsel

In connection with his appointment, we entered into an employment letter agreement with Mr. Sponsel, effective as of April 1, 2019, setting forth Mr. Sponsel’s initial compensation and certain other terms. Mr. Sponsel’s employment is at-will. Pursuant to his employment letter agreement, Mr. Sponsel will be paid an annual base salary of $350,000 and he will be eligible to receive an annual target cash bonus equal to 70% - 100% of his annual base salary upon the Company’s and his achievement of goals and sales quotas to be established by the Board of Directors each fiscal year. As part of his employment letter, Mr. Sponsel, who agreed to relocate to the Company’s headquarters in Carlsbad, California, was provided with a relocation allowance of up to $100,000 to cover certain costs associated with his relocation, subject to certain conditions as set forth in the employment letter.  Mr. Sponsel is also entitled to participate in all of the Company’s benefits programs available to management employees and to receive reimbursement of reasonable expenses he incurs in connection with his service to the Company.

We and Mr. Sponsel also entered into a severance agreement and a change in control agreement, each effective April 1, 2019. The severance agreement provides that in the event Mr. Sponsel’s employment is terminated without cause, he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company and certain other conditions: (a) the payment of cash severance in a lump sum equal to one times the amount of his regular annual base salary; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) the post-termination exercise period for any vested stock options held by Mr. Sponsel at the date of termination will be extended through the later of (i) 90 days after his date of termination or (ii) the remaining term of such awards.

Under the change in control agreement, in the event Mr. Sponsel’s employment is terminated without cause or for good reason (as defined in the agreement), and such termination occurs within 24 months following a change in control (as defined in the agreement), he will be eligible to receive the following severance and other benefits, subject to his execution of a release of claims against the Company: (a) the payment of cash severance in a lump sum equal to the sum of (x) one times his annual compensation; (y) the product of (i) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs, up to a maximum of 6 months) of the highest grant date fair value of any long-term incentive award (cash and/or equity-based) granted to Mr. Sponsel in the three calendar year period prior to the calendar year in which the termination date occurs; and (z) a prorated portion (based on the number of calendar months that have elapsed during the calendar year in which the date of termination occurs) of the greater of (i) the annual target bonus in effect in the calendar year in which the termination of employment occurs or (ii) the highest annual bonus paid to Mr. Sponsel of the three bonuses paid to him prior to his termination; (b) the Company will pay premiums for the continuation of his health and dental insurance coverage pursuant to COBRA for a period of 18 months; and (c) all of his outstanding equity awards will become fully vested to the extent that such vesting is based on service with the Company.

Outstanding Equity Awards at December 31, 2019

The following table sets forth information regarding grants of stock options and unvested stock awards that were outstanding and held by our Named Executive Officers as of December 31, 2019.

	Option Awards (1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Patrick S. Miles	10/2/2017					333,333	(3)	$2,366,664
	7/30/2018					347,576	(4)	$2,467,790
	7/30/2018	37,174	111,522	$2.69	7/30/2028
	7/30/2018	218,249	354,248	$2.69	7/30/2028
	5/13/2019					1,250,000		$8,875,000
						312,500	(6)	$1,705,126	(6)

Jeffrey G. Black	3/31/2017					37,500	(8)	$266,250
	3/6/2017	51,562	23,438	$4.10	3/6/2027
	7/26/2017	107,773	76,396	$1.68	7/26/2027
	7/26/2017	8,831	—	$1.68	7/26/2027
	7/30/2018	7,040	48,285	$2.69	7/30/2028
	7/30/2018	40,611	52,509	$2.69	7/30/2028
	7/30/2018					76,530	(4)	$543,363
	5/13/2019					275,000		$1,952,500
	5/13/2019					68,750	(5)	$488,125

David P. Sponsel	5/29/2018					18,750	(4)	$133,125
	5/29/2018	9,895	15,105	$3.86	5/28/2028
	11/2/2018	6,666	13,334	$3.17	11/2/2028
	11/2/2018					3,750	(4)	$26,625
	5/13/2019					275,000		$1,952,500
	5/13/2019					68,750	(5)	$488,125

(1)

Except as described below, all unvested option awards vest over four years, with 25% of such option vesting on the anniversary of the grant date, and the remainder of the options vesting monthly over the subsequent three years, provided that the executive remains employed as of the applicable vesting date. In addition, the stock options will fully vest upon a change in control of the company and shall be subject to certain accelerated vesting in the event of the executive’s death or disability. All option awards have a term of ten years from the date of grant.

(2)	Amount based on the December 31, 2019 closing price of $7.10 per share of our common stock on Nasdaq.
(3)	The RSUs vest ratably over 3 years with automatic vesting upon a change in control event.
(4)

The RSUs vest in four equal installments on each of the first anniversaries of the Grant Date, subject to the recipient’s continuous service to the Company on such vesting dates. In addition, the RSU award will fully vest upon a change in control of the company and shall be subject to certain accelerated vesting in the event of the recipient’s death or disability.

(5)

No portion of any vested option shall be exercisable at any time during the first four years following the grant date unless and until the publicly-traded stock price for the securities underlying the option is at or above $6.18 per share at market close on such fourth anniversary of the grant date. Should the publicly-traded stock price for the Company’s common stock be below $6.18 per share at market close on such fourth anniversary of the grant date, no part or portion of the RSU Award will vest and the RSU Award will expire and terminate.

(6)

Represents a cash award amount equal to the Company’s closing common stock price on May 13, 2023 times 312,500 due and payable on May 14, 2023 in the event that the publicly-traded stock price for the Company’s common stock is at or above $6.18 per share at market close on May 13, 2023. Should the publicly-traded stock price for the Company’s common stock be below $6.18 per share at market close on May 13, 2023, the cash award shall expire and terminate unpaid and Mr. Miles shall forfeit the entire cash award amount.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2019 to each of our current directors. In addition, there was no compensation paid to Mr. Miles for his service as a director in 2019, and as a result, there was no director compensation included in the executive compensation tables above for Mr. Miles.

Name	Fees Earned or Paid in Cash ($)(4)	Stock Awards ($)(2)	Total ($)
Mortimer Berkowitz (1)	$—	$—	$—
Evan Bakst	25,000	79,036	104,036
Quentin Blackford	37,500	79,036	116,536
Jason Hochberg	25,000	79,036	104,036
Karen McGinnis (3)	7,500	71,450	78,950
David Mowry	32,500	79,036	111,536
Jeff Rydin	31,752	79,036	110,788
James Tullis	30,939	79,036	109,975
Donald Williams	45,000	79,036	124,036
Ward Woods	38,752	79,036	117,788
	273,943	703,738	977,681

(1)	Mr. Berkowitz was not paid any compensation for service as a director during 2019.
(2)

Amounts represent the aggregate grant date fair value of stock awards computed in accordance with ASC Topic 718, excluding the effects of any estimated forfeitures.  The assumptions and methodologies used in the valuation of these awards are discussed in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 17, 2020.

(3)	Ms. McGinnis joined the Board in June 2019.
(4)	Amounts represent fees paid in cash during 2019.

Our non-employee directors receive an annual RSU award with a grant value of $75,000. For continuing non-employee directors, the annual RSU award is granted on the date of the annual meeting of stockholders, based upon the volume weighted average price (“VWAP”) of the Company’s stock for the 30-trading day period prior to the grant date. For newly elected, non-employee directors, the annual RSU award is granted upon election or appointment to the Board, with a grant value, as determined by the 30-trading day period prior to date of election or appointment, pro-rated based on the length of service prior to the next annual meeting of stockholders. In each case, the annual RSU award will vest on the earlier of the twelve (12)-month anniversary of the grant date or the next annual meeting of stockholders.

In addition, our non-employee directors receive an annual cash retainer as follows:

	Chairperson/Lead Director	Member
Board of Directors	$50,000	$25,000
Audit Committee	$20,000	$7,500
Finance Committee	$20,000	$7,500
Compensation Committee	$13,750	$5,000
Nominating & Corp. Governance Committee	$10,000	$4,750

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2019:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	3,532,172	(2)	$2.48	827,252	(3)
Equity compensation plans not approved by security holders (4)	682,500	(5)	$3.87	801,099
Total	4,214,672		$3.27	1,628,351

(1)	Includes awards outstanding under our Amended and Restated 2005 Employee, Director and Consultant Stock Plan (our “2005 Plan”), which expired by its terms in April 2016, and our 2016 Plan.
(2)	Excludes 5,093,941 shares subject to unvested RSU and restricted stock awards under our 2005 Plan and our 2016 Plan as of December 31, 2019.
(3)	Includes 755,525 shares remaining available for issuance under our 2016 Plan as of December 31, 2019.
(4)

Includes our Inducement Plan and our Management Objective Strategic Incentive Plan. The material features of our Inducement Plan are described in Note 9 to our consolidated financial statements included in our Form 10-K.

(5)

Excludes 935,833 shares subject to unvested RSU awards under our Inducement Plan as of December 31, 2019, 55,000 unvested shares issued under our Management Objective Strategic Incentive Plan and 263,000 unvested shares issued under our general stock pool for consultants as of December 31, 2019.

delinquent SECTION 16(a) reports

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act, were filed on a timely basis, except that one report of change in beneficial ownership on Form 4 was filed late by each of Jeffrey P. Rydin and James L.L. Tullis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below or under the heading “Executive Officer and Director Compensation,” there were no transactions to which we were a party since January 1, 2019 through the date of this proxy statement in which the amount involved exceeds $120,000 and in which our directors, executive officers and, to our knowledge, beneficial owners of more than 5% of our voting securities, or their immediate family members or affiliates, had or will have a direct or indirect material interest.

Agreements with our Officers, Directors and Principal Stockholders

We have entered into indemnification agreements with all of our executive offices and directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and to advance expenses incurred by them in connection with any proceeding against them with respect to which they may be entitled to indemnification by us.

In January 2019, the Company’s subsidiary, Alphatec Spine, Inc., entered into a one-year Consulting Services Agreement with Jeffrey Rydin, pursuant to which Mr. Rydin agreed to provide, among other things, strategic advice and strategy with respect to sales and distribution and to serve as the Company’s Interim Head of Sales.  Pursuant to the agreement, Mr. Rydin received $240,000 (paid monthly during the term of the agreement) and 150,000 RSUs.  The RSUs vested following completion of the Consulting Services Agreement on December 31, 2019.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, Patrick S. Miles, David H. Mowry, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors for a term of one year until the 2021 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier death or resignation.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Evan Bakst, Mortimer Berkowitz III, Quentin Blackford, Jason Hochberg, Karen K. McGinnis, Patrick S. Miles, David H. Mowry, Jeffrey P. Rydin, James L.L. Tullis, Donald A. Williams and Ward W. Woods. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted FOR each nominee at the Annual Meeting is required to elect each nominee as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EVAN BAKST, MORTIMER BERKOWITZ III, QUENTIN BLACKFORD, JASON HOCHBERG, KAREN K. MCGINNIS, PATRICK S. MILES, DAVID H. MOWRY, JEFFREY P. RYDIN, JAMES L.L. TULLIS, DONALD A. WILLIAMS AND WARD W. WOODS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors is seeking stockholder ratification of its selection of Mayer Hoffman McCann P.C. (“Mayer Hoffman”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Representatives of Mayer Hoffman are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Mayer Hoffman as our independent registered public accounting firm is not required under the laws of the State of Delaware, by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Mayer Hoffman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Mayer Hoffman. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and those of our stockholders.

The affirmative vote of a majority of the shares cast affirmatively or negatively on this proposal at the Annual Meeting will be required to ratify the selection of Mayer Hoffman. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the results of the vote. Brokerage firms have authority to vote customers’ uninstructed shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Fees of Principal Accounting Firm

The following table presents fees for professional audit services rendered by Mayer Hoffman for the audit of our annual financial statements for the fiscal years ended December 31, 2019 and 2018, as applicable, and fees billed for other services rendered by our certifying principal accountant during those periods.

	Fiscal Year 2019	Fiscal Year 2018
Audit fees (1)	$535,000	$525,239
Audit-related fees (2)	79,310	82,127
Tax fees	—	—
All other fees	—	—
Total	$614,310	$607,366

(1)

Represents aggregate fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of financial statements included in the Company’s periodic filings, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Represents aggregate fees for consents issued in conjunction with the filing of the Company’s Registration Statement on Form S-3.

All fees described above were pre-approved by the Audit Committee.

Substantially all MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policies and Procedures

Pursuant to its charter, it is a primary duty and responsibility of the Audit Committee to pre-approve all audit and non-audit services rendered by our independent registered public accounting firm, and all such services were pre-approved in accordance with its charter during the fiscal years ended December 31, 2019 and 2018. Pursuant to its authorized responsibilities, the Audit Committee generally pre-approves specified services in the defined categories of audit services, tax services and other permissible non-audit services up to specified amounts. Pre-

approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of non-audit services by Mayer Hoffman was compatible with maintaining the independence of Mayer Hoffman and all such services had been preapproved.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference.

Audit Committee Report

The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and financial reporting practices.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Mayer Hoffman a formal written statement describing all relationships between the Company and Mayer Hoffman that might bear on Mayer Hoffman’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board (United States) regarding Mayer Hoffman’s communications with the Audit Committee concerning independence. The Audit Committee discussed with Mayer Hoffman any relationships that may impact their objectivity and independence and satisfied itself as to Mayer Hoffman’s independence.

The Audit Committee discussed with Mayer Hoffman the matters required to be communicated under Auditing Standards No. 1301, as amended, “Communication with Audit Committees.” In addition, with and without management present, the Audit Committee discussed and reviewed the results of Mayer Hoffman’s examination of the Company’s 2019 financial statements.

Based upon the Audit Committee’s discussion with management and Mayer Hoffman and the Audit Committee’s review of the representation of the Company’s management and the independent registered public accounting firm’s report to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company include the audited financial statements and management’s assessment of the effectiveness of the Company’s internal control over financial reporting in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC. The Audit Committee has also recommended, subject to stockholder approval, the ratification of the appointment of Mayer Hoffman as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Audit Committee

Donald A. Williams (Chairman)
Quentin Blackford
David H. Mowry

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: APPROVAL OF AMENDMENT OF 2016 Equity Incentive Plan

Our Board of Directors believes that equity incentives are important tools in motivating the performance of our officers, key employees and directors. As of April 23, 2020, 113,003 shares are available for grant of future equity awards under the 2016 Plan. The Board of Directors has approved, subject to stockholder approval, an amendment of the 2016 Plan to increase the number of shares authorized for issuance under the 2016 Plan by 7,000,000 shares for a total number of shares authorized for issuance thereunder equal to 7,113,003 shares of common stock. The Board of Directors anticipates, based upon modeling and testing at various potential stock prices and assuming we continue to grant awards consistent with our current practices and historical usage, that this proposed increase in the number of authorized shares is sufficient to cover those annual awards made to members of the Company’s senior executive team in 2020, but conditioned upon receipt of stockholder approval of this proposed amendment to the 2016 Plan and, in addition thereto, equity awards under the 2016 Plan through December 31, 2022.

Introduction

Our stockholders are being asked to approve the amendment of our 2016 Equity Incentive Award Plan, a copy of which is attached as Appendix A to this proxy statement. The proposed amendment to the 2016 Plan is referred to herein as the “Plan Amendment” and the 2016 Plan, as amended by the Plan Amendment is referred to herein as the “Amended Plan.” The Compensation Committee of our Board of Directors approved the Plan Amendment on April 22, 2020, subject to stockholder approval. The Plan Amendment will become effective immediately upon stockholder approval at the Annual Meeting. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing 2016 Plan will continue in full force and effect, and we may continue to grant awards under the 2016 Plan, subject to its terms, conditions and limitations, using the shares remaining available for issuance thereunder.

Overview of Proposed Amendment

Increase in Share Reserve. We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. As of April 23, 2020, a total of 9,000,231 shares of our common stock were reserved under the 2016 Plan, the aggregate number of shares of common stock subject to awards under the 2016 Plan was 8,887,228 and a total of 113,003 shares of common stock remained available under the 2016 Plan for future issuance. As of April 23, 2020, an aggregate of 333,333 shares had been added back to the share reserve under the terms of the 2016 Plan as a result of the forfeiture, cancellation or expiration of awards under the 2005 Plan (which shares are reflected in the current share reserve under the 2016 Plan as of April 23, 2020 described above) and no shares remain subject to outstanding awards under the 2005 Plan that could, if such awards are forfeited, cancelled or expire, become eligible for future issuance under the terms of the 2016 Plan.

If our stockholders approve the Plan Amendment, an additional 7,000,000 shares will be reserved for issuance under the Amended Plan over the existing share reserve under the 2016 Plan for a total share reserve of 7,113,003 shares. As noted above, the Board of Directors anticipates that this proposed increase is sufficient to cover certain annual awards made in 2020, but subject to approval of this proposed amendment and, in addition thereto, equity awards under the 2016 Plan through December 31, 2022.

All of the foregoing share numbers may be further adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Stock Dividends and Stock Splits” and “Corporate Transactions.”

The 2016 Plan is not being amended in any material respect other than to increase the number of shares available for grant thereunder.

Key Features Designed to Protect Stockholders’ Interests

The design of the Amended Plan reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

•	Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the Amended Plan.
•

Fixed Number of Shares; No evergreen feature. The maximum number of shares available for issuance under the Amended Plan is fixed and cannot be increased without stockholder approval. The Amended Plan does not contain an evergreen provision.

•	No Single-Trigger Vesting of Awards. The Amended Plan does not have single-trigger accelerated vesting provisions for changes in control.
•

Repricing prohibited. Stockholder approval is required for any repricing, replacement, or buyout of underwater awards. In addition, no new awards are granted automatically upon the exercise or settlement of any outstanding award.

•	Limitations on Dividend Payments on Awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.
•

No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

•

Award design flexibility. Different kinds of awards may be granted under the Amended Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

•	Share counting. The shares withheld or surrendered for taxes in connection with awards or tendered in payment of an award’s exercise or purchase price are not recycled.
•	Non-employee director limits. The Amended Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any fiscal year.
•	Limitations on Grants. As described below, the Amended Plan establishes limits on the number of shares for which awards may be granted to any person in any fiscal year.
•	No tax gross-ups. The Amended Plan does not provide for tax gross-ups.
•	Fixed term. The Amended Plan has a fixed term of ten years.

Equity Incentive

We have operated, and continue to operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these challenges is a competitive equity incentive program. Our equity incentive program is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including, employees, consultants, and directors) of our company (and its subsidiaries) which align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

Unless the Plan Amendment is authorized and approved by our stockholders, the number of shares available for issuance under the 2016 Plan will be too limited to effectively achieve its purpose as an incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. The proposed increase in the share reserve under the Amended Plan over the existing share reserve under the 2016 Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient equity awards to effectively attract, motivate and retain employees, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our Company. These cash replacement alternatives would then reduce the cash available for other purposes. Our equity incentive program is broad-based. As of April 23, 2020, 241 of our approximately 243 employees had received grants of equity awards and 9 of 10 of our non-employee directors had received grants of equity awards.

The table below presents information about the number of shares that were subject to outstanding equity awards under our equity incentive plans and the shares remaining available for issuance under the 2016 Plan, each at April 23, 2020, and the proposed increase in shares authorized for issuance under the Plan Amendment. The 2005 Plan, 2016 Plan, the Inducement Plan, and our 2007 Employee Stock Purchase Plan are the only employee equity incentive plans we currently have in place. Certain of our employees still hold outstanding equity awards granted under our 2005 Plan, which expired by its terms in April 2016 and no additional awards may be granted under that plan. The table below does not include information about the number of shares remaining for issuance under our 2007 Employee Stock Purchase Plan, which is described in more detail in the table under the heading “Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation” in Proposal 3 to this proxy statement.

	Number of Shares	AS a % of Shares Outstanding(1)	Dollar Value (2)
2005 Plan
Options outstanding	113,687	0.2%	$430,874
Weighted average exercise price of outstanding options	$22.21
Weighted average remaining term of outstanding options	2.80 years
RSUs outstanding (at “target”)	-	0.0%	$-
Restricted stock outstanding	833	0.0%	$3,157
2016 Plan
Options outstanding	3,419,068	5.4%	$12,958,268
Weighted average exercise price of outstanding options	$2.51
Weighted average remaining term of outstanding options	7.80 years
RSUs outstanding (at “target”)	5,468,160	8.6%	$20,724,326
Restricted stock outstanding	-	0.0%	$-
Shares remaining available for grant under 2016 Plan	113,003	0.2%	$428,281
Inducement Plan
Options outstanding	657,500	1.0%	$2,491,925
Weighted average exercise price of outstanding options	$3.89
Weighted average remaining term of outstanding options	7.33 years
RSUs outstanding (at “target”)	837,708	1.3%	$3,174,913
Restricted stock outstanding	-	0.0%	$-
Shares remaining available for grant under Inducement Plan	830,099	1.3%	$3,146,075
Amended Plan
Proposed increase in shares available for issuance under Amended Plan (over existing share reserve under the 2016 Plan)	7,000,000	11.0%	$26,530,000

(1)	Based on 63,418,134 shares of our common stock outstanding as of April 23, 2020.
(2)	Based on the closing price of our common stock on April 23, 2020, of $3.79 per share.

In determining whether to approve the Amended Plan, including the proposed increase to the share reserve under the Amended Plan over the share reserve under the existing 2016 Plan, our Board of Directors considered the following:

•	The shares to be initially reserved for issuance under the Plan Amendment represents an increase of 7,000,000 shares from the aggregate number of shares reserved for issuance under the 2016 Plan.
•

In determining the size of the share reserve under the Amended Plan, our Board of Directors considered the number of equity awards granted by our company during the past three calendar years. In calendar years 2017, 2018 and 2019, our annual equity burn rates (calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the applicable year) under our equity plans were 20%, 10% and 9%, respectively.
•

We expect the proposed aggregate share reserve under the Amended Plan to provide us with enough shares for awards through December 31, 2022, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. While we performed certain modeling and testing to support the proposed amendment, we cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended Plan could last for a shorter or longer time.

•

In fiscal years 2017, 2018 and 2019, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 15%, 13% and 19%, respectively. If the Amended Plan is approved, we expect our overhang at the end of 2020 will be approximately 22% (excluding the 595,298 shares that were available for issuance under the 2007 Employee Stock Purchase Plan as of April 23, 2020). If the shares available for issuance under the 2007 Employee Stock Purchase Plan are included, we expect our overhang at the end of 2020 will be approximately 23%.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board of Directors has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time. Our Board of Directors will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Amended Plan.

Stockholder Approval Requirement

Stockholder approval of the Plan Amendment is necessary in order for us to meet the stockholder approval requirements of NASDAQ. If the Plan Amendment is not approved by our stockholders, the Plan Amendment will not become effective, the existing 2016 Plan will continue in full force and effect, and we may continue to grant awards under the 2016 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Material Features of the Amended Plan

Purpose. The purpose of the Amended Plan is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The Amended Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders.

Eligibility. The Amended Plan allows us, under the direction of our Compensation Committee, to make grants of stock options, stock appreciation rights, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. As of April 23, 2020, approximately 241 employees, 10 non-employee directors and approximately 2 consultants would be eligible to participate in the Amended Plan had it been in effect on such date.

Shares Available for Issuance. As of April 23, 2020, a total of 113,003 shares of our common stock are currently authorized for issuance under the 2016 Plan and will be reserved for issuance under the Amended Plan. Pursuant to the Plan Amendment, the number of shares that will be reserved for issuance as of the effective date of the Plan Amendment will be increased by 7,000,000 for a total share reserve under the Amended Plan of 7,113,003 shares.

Generally, shares of common stock reserved for awards under the Amended Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld by us or surrendered by a participant for taxes will not be available again for grant.

The Amended Plan provides that the maximum number of shares of our common stock that may be subject to one or more awards granted to any one person during any fiscal year is 1,250,000 shares.

Under the Amended Plan, the total aggregate value of cash compensation, or other compensation, and the value (determined as of the grant date in accordance with ASC Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year under the Amended Plan may not exceed $300,000 (increased to $500,000 in the fiscal year of a non-employee director’s initial service as a non-employee director). The Board of Directors may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board of Directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Amended Plan in the event of certain corporate events as described below under “Stock Dividends and Stock Splits” and “Corporate Transactions.”

Stock Options. Stock options granted under the Amended Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified stock options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and may not have a term longer than ten years. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the incentive stock option may not be longer than five years. Non-qualified options may not have a term longer than ten years. The closing price per share of our common stock on The NASDAQ Global Select Market on April 23, 2020 was $3.79.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted. Dividends may not be paid to a participant on awards subject to vesting conditions granted under the Amended Plan unless and until such conditions are met.

Stock Appreciation Rights. Stock appreciation rights may be granted pursuant to the Amended Plan. Stock appreciation rights entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a stock appreciation right may not be less than 100% of the fair market value of the underlying share on the date of grant and the term of a stock appreciation right may not be longer than ten years. Vesting conditions determined by the Compensation Committee may apply to stock appreciation rights and may include continued service, performance and/or other conditions.

Other Stock-Based Awards. The Amended Plan also authorizes the grant of other types of stock-based compensation including, but not limited to phantom stock awards, stock unit awards and dividend equivalent rights (except that no dividend equivalent rights may be payable with respect to stock options or stock appreciation rights). Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions granted under the Amended Plan unless and until such conditions are met.

Termination of Service. Unless otherwise provided by the administrator or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.

Plan Administration. In accordance with the terms of the Amended Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended Plan. Our Board of Directors may at any time revest in itself the authority to administer the Amended Plan. In accordance with the provisions of the Amended Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the Amended Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by the Amended Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

No Repricing. The Amended Plan provides that our Board of Directors and our Compensation Committee may not, without stockholder approval, reduce the exercise price of a stock option or stock appreciation right, cancel any outstanding stock option or stock appreciation right in exchange for a replacement stock option or stock appreciation right having a lower exercise or strike price or for any other stock award or for cash, or otherwise “reprice” a stock option or stock appreciation right as defined in the stockholder approval rules of NASDAQ or under generally accepted accounting principles.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or our Compensation Committee, may, in its sole discretion, take any one or more of the following actions pursuant to the Amended Plan, as to some or all outstanding awards:

•

provide that outstanding options will be assumed or substituted for shares of the successor corporation or consideration payable with respect to our outstanding stock in connection with the corporate transaction;

•

provide that the outstanding options must be exercised within a certain number of days, either to the extent the options are then exercisable, or at the administrator’s discretion, any such options being made partially or fully exercisable;

•

terminate outstanding options in exchange for payment of an amount equal to the difference between (a) the consideration payable upon consummation of the corporate transaction to a holder of the number of shares into which such option would have been exercisable to the extent then exercisable (or, in the administrator’s discretion, any such options being made partially or fully exercisable) and (b) the aggregate exercise price of those options;

•

provide that outstanding awards (other than options) will be assumed or substituted for shares of the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the corporate transaction; and

•

terminate outstanding stock awards (other than options) in exchange for payment of any amount equal to the consideration payable upon consummation of the corporate transaction to a holder of the same number of shares comprising the stock grant, to the extent the stock award is no longer subject to any forfeiture or repurchase rights (or, at the administrator’s discretion, all forfeiture and repurchase rights being waived upon the corporate transaction).

Amendment and Termination. The Amended Plan may be amended by our stockholders. It may also be amended by our Board of Directors or our Compensation Committee, provided that any amendment which is of a scope that requires stockholder approval as required by the rules of NASDAQ, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Clawback Provision. We may recover from a participant any compensation received from any award (whether or not settled) under the Amended Plan or cause a participant to forfeit any award (whether or not vested) under the Amended Plan in the event our clawback policy then in effect is triggered.

Duration of Plan. The Amended Plan will expire by its terms on April 24, 2027.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended Plan, based on the current provisions of the Code and regulations, are as follows.

Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and, subject to Section 162(m) of the Code, we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and, subject to Section 162(m) of the Code, a deduction may then be allowable to us in an amount equal to the optionee’s compensation income. An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Appreciation Rights:	Stock appreciation rights are generally are taxed and deductible in substantially the same manner as non-qualified options.
Stock Grants:

With respect to stock grants under the Amended Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Subject to Section 162(m), we generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units and Other Stock-Based Awards:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. Subject to Section 162(m), we generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

Except with respect to equity awards that may be granted to our non-employee directors pursuant to our non-employee director compensation program described above under “Director Compensation,” including the equity awards that will be awarded to each non-employee director serving on our Board of Directors on the date of our Annual Meeting, the number of awards that our Named Executive Officers, directors, other executive officers and other employees may receive under the Amended Plan in the future will be determined in the discretion of the Board of Directors or Compensation Committee. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan had been in effect in the year ended December 31, 2019.

Plan Benefits

As of April 23, 2020, each of our Named Executive Officers and the other groups identified below have been granted the following awards under the 2016 Plan:

	Number of	Dollar
	Shares	Value
	(#)	($)
Patrick S. Miles, President, Chairman and Chief Executive Officer	2,434,628	$8,336,649
Jeffrey G. Black, Executive Vice President and Chief Financial Officer	787,236	$2,414,297
David P. Sponsel, Executive Vice President, Sales	368,750	$1,495,500
All Executive Officers as a Group (8 persons)	5,433,760	$18,069,248
All Non-Executive Directors as a Group (9 persons)	604,999	$2,094,687
All Non-Executive Employees as a Group (233 persons)	6,129,191	$19,003,794

In addition to the above awards, on April 22, 2020, the Compensation Committee of our Board of Directors approved the following grants to our Named Executive Officers and other executive officers, subject to stockholder approval of the amendment to the 2016 Plan to increase the number of shares authorized for issuance under the 2016 Plan, as proposed in this proposal.

	Number of	Dollar
	Shares	Value
	(#)	($)
Patrick S. Miles, President, Chairman and Chief Executive Officer	875,660	$3,292,482
Jeffrey G. Black, Executive Vice President and Chief Financial Officer	179,178	$673,709
David P. Sponsel, Executive Vice President, Sales	167,156	$628,507
All Executive Officers as a Group (8 persons)	1,963,634	$7,383,264

Except with respect to equity awards that may be granted to our non-employee directors pursuant to our non-employee director compensation program described above under “Director Compensation,” all other future grants under our 2016 Plan and the Amended Plan are within the discretion of the Board of Directors or our Compensation Committee and the benefits of such grants are, therefore, not determinable.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is required to approve the Plan Amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR 2016 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE TO APPROVE

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, we are seeking your advisory vote of the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including in the section of this proxy statement titled “Executive Officer and Director Compensation.” You are being asked to vote on the following advisory resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers of Alphatec Holdings, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC including the compensation tables, and the related material disclosed in this proxy statement is hereby APPROVED.”

The compensation of our Named Executive Officers is based on a design that ties a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, the Board of Directors believes, promote the creation of long-term stockholder value and position the Company for long-term success. As described more fully in the “Executive Officer and Director Compensation” section of this proxy statement, the mix of fixed and performance based compensation and the terms of long-term incentive awards, as well as the terms of executives’ employment agreements, are all designed to enable the Company to attract, motivate and retain key executives who are crucial to our long-term success while, at the same time, creating a close relationship between performance and compensation. The Compensation Committee and the Board of Directors believe that the design of the program, and hence the compensation awarded to our Named Executive Officers under the current program, fulfills this objective.

Stockholders are urged to read the “Executive Officer and Director Compensation” section of this proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy.

The affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the Annual Meeting is required to approve, on an advisory basis, this resolution. Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration in connection with their ongoing evaluation of the Company’s compensation program and when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SET FORTH IN THIS PROXY STATEMENT, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct that applies to all of our employees, including our Chief Executive Officer, who is our principal executive officer, our Chief Financial Officer, who is our principal financial officer and our principal accounting officer. The text of the code of business conduct is posted on our website at www.atecspine.com under “Investor Relations-Corporate Governance,” and is available to stockholders without charge, upon request, in writing to the Corporate Secretary, Alphatec Holdings, Inc., at 5818 El Camino Real, Carlsbad, CA 92008. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq and the SEC, in which case we intend to post such amendments and waivers on our website at www.atecspine.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS

To be considered for inclusion in the proxy statement relating to our 2021 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 8, 2021, which is 120 days prior to the date that is one year from this year’s mailing date of May 8, 2020, unless the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the 2020 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations not requested to be included in our proxy statement, to be brought before an annual meeting of stockholders.  In general, the notice must meet the requirements in our Bylaws and be received at our principal executive offices not less than 45 days before nor more than 75 days prior to the one-year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year’s annual meeting.  Therefore, to be presented at the 2021 Annual Meeting of Stockholders, such a proposal must be received no earlier than February 22, 2021 and no later than March 24, 2021. However, if the date of the annual meeting is more than 30 days before or more than 30 days after the one-year anniversary date of the 2020 Annual Meeting, notice must be received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the 60th day prior to such annual meeting or, if later, ten days following the date on which public announcement of the date of the meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2021 Annual Meeting of Stockholders. If a proposal is timely received, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008. Stockholders are advised to review our Bylaws which also specify requirements as to the form and content of a stockholder’s notice.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov and the Company’s website at www.atecspine.com. References to these websites do not constitute incorporation by reference of the information contained therein and should not be considered part of this proxy statement.

As permitted by Item 14(e) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended, the Company is “incorporating by reference” into this proxy statement its Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2019, which means that it is disclosing important information to you by referring you to those documents that are considered part of this proxy statement.

Carlsbad, CA
April 28, 2020

Our Annual Report (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.atecspine.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Alphatec Holdings, Inc., 5818 El Camino Real, Carlsbad, CA 92008, Attention: Corporate Secretary.

Appendix A

FOURTH AMENDMENT TO THE

ALPHATEC HOLDINGS, INC.

2016 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective June 15, 2017)

This Fourth Amendment (this “Amendment”) to the Alphatec Holdings, Inc. 2016 Equity Incentive Plan, as amended and restated effective June 15, 2017 (the “Plan”), is made and adopted by Alphatec Holdings, Inc. (the “Company”), a corporation organized under the laws of State of Delaware. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.	Section 3(a) of the Plan is hereby amended to read as follows:

“(a)  Subject to Paragraph 25, the number of Shares which may be issued from time to time pursuant to this Plan shall be 17,083,333 shares of Common Stock.”

2.	This Amendment is effective as of June 17, 2020.
3.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Compensation Committee of the Board of Directors of the Company on April 22, 2020.

ALPHATEC HOLDINGS, INC.

By:
Name:
Its:

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ANNUAL MEETING OF ALPHATEC HOLDINGS, INC.

Date: June 17, 2020
Time: 10:00 A.M. PT
Place: 5818 El Camino Real, Carlsbad, CA 92008

Please make your marks like this: ☒ **Use dark black pencil or pen only**

Board of Directors Recommends a Vote **FOR** the election of each Director in proposal 1 and **FOR** proposals 2, 3 and 4.

1: Election of Directors;	For	Withhold	Directors Recommend ↓
01 Evan Bakst	☐	☐	For
02 Mortimer Berkowitz III	☐	☐	For
03 Quentin Blackford	☐	☐	For
04 Jason Hochberg	☐	☐	For
05 Karen K. McGinnis	☐	☐	For
06 Patrick S. Miles	☐	☐	For
07 David H. Mowry	☐	☐	For
08 Jeffrey P. Rydin	☐	☐	For
09 James L.L. Tullis	☐	☐	For
10 Donald A. Williams	☐	☐	For
11 Ward W. Woods	☐	☐	For

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please Sign Here ____________ Please Date Above ____________

Please Sign Here ____________ Please Date Above ____________

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Meeting of Alphatec Holdings, Inc.
to be held on Wednesday, June 17, 2020
for Holders as of April 20, 2020

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/ATEC
- Cast your vote online.
- View Meeting Documents.

OR

TELEPHONE
Call
866-834-6032
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Patrick S. Miles and Jeffrey G. Black, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Alphatec Holdings, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF EACH DIRECTOR IN ITEM 1 AND FOR PROPOSALS 2, 3 AND 4.

All votes must be received by 11:59 P.M., Eastern Time, JUNE 16, 2020.
All votes for ESPP participants must be received by 11:59 P.M., Eastern Time, JUNE 16, 2020.

PROXY TABULATOR FOR

ALPHATEC HOLDINGS, INC.
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

OFFICE #

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Proxy — Alphatec Holdings, Inc.

Annual Meeting of Stockholders

June 17, 2020, 10:00 A.M. PT

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Patrick S. Miles and Jeffrey G. Black (the "Named Proxies") and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Alphatec Holdings Inc., a Delaware corporation ("the Company"). The undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the 5818 El Camino Real, Carlsbad, CA. 92008, on Wednesday, June 17, 2020 at 10:00 am (PT) and any adjournments or postponements thereof.

The purpose of the Annual Meeting is to take action on the following:

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" the election of each Director and "FOR" proposals 2, 3 and 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

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